EXHIBIT 99.1

CLOSING AND ESCROW AGREEMENT

This Closing and Escrow Agreement (this “Agreement”) is made as of the 7th day of January, 2008 by and among Pacific Copper Corp., a Delaware corporation having an office at 3430 E. Sunrise Dr. Suite 160 Tucson Arizona USA 85718 (“Pacific Copper”), Sociedad Pacific Copper Chile Limitada having an office at Van Buren Street N° 208, Copiapó, (“Pacific Chile”), Grant Atkins, having an address at 789 West Pender St., Suite 1000, Vancouver, BC, V6C 1H2 solely as escrow agent (the “Escrow Agent”) and the undersigned parties (referred to herein as the “Beneficiaries”).

WHEREAS, Pacific Copper has entered into an Amended and Restated Share Exchange Agreement as of November 13, 2007 among Pacific Copper, Pacific Chile and the Beneficiaries (the “Share Exchange Agreement”);

WHEREAS, in connection with the Share Exchange Agreement, Pacific Copper is issuing in escrow, subject to the terms and conditions of this Agreement, the following shares of its common stock to the Beneficiaries listed below, such shares being collectively referred to herein as the “Exchange Shares.”

Name:	Pacific Chile Interests	Exchange Shares
Harold Gardner	39.4%	2,425,000
Woodburn Holdings Ltd.	16.3%	1,000,000
Eduardo Esteffan	39.4%	2,425,000
Guillermo Ortiz	3.6%	220,000
Eduardo Aguirre	.65%	40,000
Hector Olivares	.65%	40,000

WHEREAS, the Exchange Shares are being issued to the parties listed above inside and outside the United States pursuant to exemptions from registration under the Securities Act of 1933, as amended (the “Securities Act”);

WHEREAS, as of the closing of the Share Exchange Agreement, the parties to the Share Exchange Agreement agree that certain items that were to be satisfied as a condition of closing have not been satisfied and that a closing will take place subject to the terms and conditions of this Agreement with the items listed in Section 2 of this Agreement (the “Post-Closing Items”) to be completed subsequent to the date hereof;

WHEREAS, the parties to the Share Exchange Agreement have agreed that the Exchange Shares will be held in escrow pending the completion of the Post-Closing Items; and

WHEREAS, the Escrow Agent has entered into this Agreement solely as an accommodation to the parties, and the Escrow Agent has agreed to hold the Exchange Shares subject to the terms, covenants and conditions hereof;

NOW THEREFORE, the parties agree as follows.

1.
Establishment of Escrow. Pacific Copper shall issue the Exchange Shares to the Beneficiaries and deliver the share certificate representing the Exchange Shares to the Escrow Agent and the Escrow Agent shall accept such Exchange Shares and hold the same in escrow in accordance with this Agreement.

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2.
Post Closing Items. Prior to the release of the Exchange Shares from the escrow and delivery of the Exchange Shares to the Beneficiaries, the Beneficiaries shall have satisfied the Post Closing Items, as contemplated below:

(a)
Pacific Chile shall have complemented the set of legal documentation delivered and related to the Exploration Mining Concessions described in “Schedule A” of the Share Exchange Agreement and attached therewith as “Appendix A” (the “Mining Concessions”), in respect of which the Beneficiaries have already delivered at closing, authorized copies of the ownership certificates on its name and authorized copies of the certificates stating that such Mining Concessions are free of liens, prohibitions, encumbrances and attachments; issued by the respective Mining Registries and where its registrations made; by delivering within the term of ninety (90) days computed as of the date of this document, the following complementary antecedents and documentation:

(i)	Complete authorized copy of the judicial constitution files of the above mentioned Mining Concessions.

(ii)	Certificate granted by the Secretary of the authorized Court of Justice Room certifying that the referred Mining Concessions are not subject to outstanding litigation.

(iii)	Authorized copy of the registration of the judicial awards of the Mining Concessions in the Registry of Discovery of the authorized Registry of Mines.

(iv)	Originals of the Official Mining Gazzette in which publications of corresponding to the following are contained:

(1)	The Mining Concessions solicitudes or petitions.

(2)	Excerpts of the Mining Concessions constitution judicial awards.

(v)	Official copies of the Mining Service Reports on the Mining Concessions.

(vi)
Certificates of Mining Concessions payments of Good Standing Fees (“Patentes de Amparo”) to the National Treasury Office and formal documentation evidencing the payment of Mining Levies (“Tasa por Hectárea”) of each Mining Concession to the National Treasury Office.

(b)	Demonstration that Pacific Chile has the necessary permits to access the locations where the mining properties are and that the necessary mining and environmental permits have been obtained.

(c)	The necessary permits and authorizations to conduct mining activities, including mining and environmental permits and an Environmental Impact Assessment, if necessary.

(d)
The execution, publication and registration in law of the public deed to be entered between Pacific Copper and Pacific Chile in order to modify Pacific Chile By - Laws and Articles of Incorporation that contains the assignment of the one (1) per cent rights hold in the latter by Mr. Eduardo Esteffan Marco, to whom is designated to that effect by Pacific Copper under the terms of the Promise of Rights Assignment that Mr. Esteffan executes with Pacific Copper in this same date.

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(e)	Provision of financial records, including receipts for incorporation costs and all other expenditures incurred since the date of inception of Pacific Chile on its behalf.

Pacific Copper may waive any one or more of the foregoing Post-Closing Items, in its sole and absolute discretion. Nothing herein constitutes a waiver of any Post-Closing Item. Any waiver of a Post-Closing Item shall be in writing and executed by an officer of Pacific Copper.

The Beneficiaries agree to use best efforts to diligently pursue completion of all Post-Closing Items that are within their control or with respect to which they can influence the completion. The parties agree that time is of the essence and that failure of the Beneficiaries to diligently pursue completion of the Post-Closing Items shall be considered a breach of this Agreement and grounds for return of some or all of the Escrow Shares to Pacific Copper.

3.	Delivery of Escrow. Upon the occurrence of the following events and satisfaction of the following conditions, the Escrow Agent shall deliver the Exchange Shares as contemplated below.

(a)
The Escrow Agent shall release the Exchange Shares and deliver them to the Beneficiaries after receipt of a direction, signed by Andrew Brodkey, CEO of Pacific Copper, certifying that the Post-Closing Items have been completed or waived as provided in Section 2 hereof. The Escrow Agent shall be entitled to rely on such written instructions delivered to the Escrow Agent by facsimile.

(b)
In the event the Exchange Shares are not released by the Escrow Agent in accordance with the terms of this Agreement by December 31, 2008, the Escrow Agent shall continue to hold the Exchange Shares and the Exchange Shares shall only be released upon joint written instruction from Pacific Copper and both of the Beneficiaries. It is contemplated that if the Exchange Shares are still held in escrow on December 31, 2008, the parties hereto (other than the Escrow Agent) shall negotiate an acceptable resolution and instruct the Escrow Agent accordingly.

4.
Liability of Escrow Agent; Indemnification of Escrow Agent. The acceptance by the Escrow Agent of its appointment under this Agreement is based upon and is subject to the following terms and conditions which shall govern the rights, duties, liabilities and immunities of the Escrow Agent:

(a)
the Escrow Agent shall be entitled to rely on the validity of any written certificate, opinion, direction or instruction referred to in this Agreement and to assume and rely upon the authority of the person making or signing such document, the genuiness of the signatures thereto and on the truth of facts as set out therein and the Escrow Agent shall not be bound by any notice or direction to the contrary by any person other than the person entitled to give such notice hereunder. The Escrow Agent shall not be required to inquire into or interpret any terms or agreement existing between the parties in connection with this transaction and shall not be required to exercise any discretion hereunder. Specifically, the Escrow Agent shall have no duty to ascertain whether the Post Closing Items have been completed. The Escrow Agent shall be entitled to apply to a court having jurisdiction for any instruction or to affirm any instruction upon which it has been requested to act. The Escrow Agent may retain such independent counsel or other advisors as it reasonably may require for such purpose or otherwise for the purpose of discharging or determining its duties, obligations or rights hereunder and may act and rely on the advise or opinion so obtained;

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(b)
Pacific Copper, Pacific Chile and the Undersigned Parties hereby release the Escrow Agent from any and all actions, causes of action, claims, demands, damages, losses, costs, liabilities, penalties and expenses whatsoever, whether arising, directly or indirectly, by way of statute, contract, tort or otherwise in connection herewith for anything whatsoever other than as a result of the Escrow Agent’s fraud, gross negligence or willful misconduct. Pacific Copper agrees to indemnify, hold harmless and defend the Escrow Agent from and against any and all actions, causes of action, claims, demands, damages (which damages include consequential damages), losses, costs, liabilities, penalties and expenses, of any nature or kind including all legal or adviser fees and other disbursements, which may be made or brought against it or which it may suffer or incur as a result of or in respect of or arising out of its appointment as Escrow Agent hereunder, except such as shall result solely and directly from its own fraud, gross negligence or willful misconduct. This obligation of Pacific Copper to indemnify the Escrow Agent shall survive the termination or discharge of this Agreement, the disbursement or payment of the Exchange Fund and the resignation of the Escrow Agent;

(c)
the Escrow Agent shall have no duties except those which are expressly set forth herein. Each of the other parties to this Agreement expressly acknowledges and agrees that the duties of the Escrow Agent hereunder are purely administrative in nature and that the Escrow Agent shall not be liable for any error of judgment, or for any act done or step taken or omitted by it in good faith, or for any mistake of fact or law, or for anything which it may do or refrain from doing in connection therewith, except for its own fraud, gross negligence or willful misconduct;

(d)
the Escrow Agent shall be under no obligation to institute or defend any action, suit or legal proceeding in connection herewith. The Escrow Agent shall not be liable for any actions taken or omitted to be taken by it, or any action suffered by it to be taken or omitted, in good faith and in the exercise of its rights and powers hereunder, and may rely conclusively and shall be protected in acting in good faith upon any notice, instruction, consent, certificate, order, affidavit, letter or other paper or document believed by it to be genuine and to have been signed or sent by the proper person or persons on behalf of Pacific Copper. The Escrow Agent shall not be required to give any bond or surety in respect of the execution of the duties and powers intended to be conferred it hereunder;

(e)
in the event of any disagreement between the parties hereto resulting in adverse claims or demands with respect to the Exchange Shares or any portion thereof, the Escrow Agent may (but shall not be obliged to) deposit the Escrow Funds or any portion thereof then in his possession with a court of competent jurisdiction in the State of Texas, USA, which deposit may include a request for an interpleader order. Upon the Escrow Agent making such deposit, the Escrow Agent shall be discharged and released of his duties and obligations hereunder. Pacific Copper, Pacific Chile and the Beneficiaries acknowledge and agree that the Escrow Agent, in his sole discretion, shall be entitled to represent itself in connection with any legal actions taken in connection with this Agreement; and

5.	Miscellaneous Provisions

(a)
Binding Nature; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without prior written consent of the other parties. Nothing contained herein, express or implied, is intended to confer on any person or entity other than the parties hereto, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

(b)
Entire Agreement. This Agreement embodies the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties, covenants or undertakings, other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter.

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(c)
Severability. Each of the provisions of this Agreement is intended to be separate and severable. If any provision hereof is determined by a court of competent jurisdiction or a securities regulatory authority having jurisdiction to be illegal or invalid, such illegal or invalid provision shall be severed and removed therefrom and such illegality or invalidity shall not affect the validity of the remainder of this Agreement.

(d)
Governing Law. This Agreement and the application or interpretation hereof shall be governed exclusively by its terms and by the applicable laws of Texas as a contract made, entered into and to be wholly performed in Texas by parties domiciled and resident in Texas and each party irrevocably attorns to the jurisdiction of the courts of Texas.

(e)
Further Assurances. The parties hereto agree to execute and deliver such further documents and do such things as may be necessary in order to give full effect to terms, purpose and intent to this Agreement.

(f)
Waiver. No waiver by any party of any default, breach or non-compliance by the other parties under this Agreement shall operate as a waiver of such party’s rights under this Agreement in respect of any continuing or subsequent default, breach or non-observance (whether of the same or any other nature). To be effective, any such waiver must be in writing and signed by the party to be bound thereby. No waiver shall be inferred from or implied by any failure to act or delay in acting by any party in respect of any such default, breach or non-observance or by anything done or omitted to be done by either party with respect thereto.

(g)	Amendments. No amendments of this Agreement shall be effective unless made in writing and signed by the parties hereto.

(h)
No Conflict of Interest. Each of the parties hereby acknowledges that the Escrow Agent has acted and will continue to act as an advisor to Pacific Copper and its affiliates with respect to various matters and agrees that the Escrow Agent shall not, by virtue of acting as Escrow Agent hereunder, be disqualified from continuing to advise or work for Pacific Copper in any manner or in any matter whatsoever.

(i)
Assignment. This Agreement shall inure to the benefit of and be binding on the parties hereto and their respective successors and permitted assigns. None of the parties hereto may assign or transfer all or any part of its respective rights or obligations under this Agreement without the prior written consent of the parties hereto.

(j)
Electronic and Facsimile Signatures. Documents signed and transmitted electronically and by facsimile shall be acceptable and constitute good delivery hereunder, except where original documents are otherwise required to effect good delivery.

(k)	Time. Time shall be of the essence hereof.

(l)
Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(m)	Headings. The headings contained in this Agreement are inserted for convenience only and shall not constitute a part hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

PACIFIC COPPER CORP.

By:  /s/ Andrew Brodkey

Andrew Brodkey
President and CEO

SOCIEDAD PACIFIC COPPER CHILE LIMITADA

By:  /s/ Harold Gardner

Name: Harold Gardner
Title: Director

AGENTE DE GARANTÍA

By:  /s/ Grant Atkins

Grant Atkins

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BENEFICIARIES

/s/ Harold Gardner

Harold Gardner

WOODBURN HOLDINGS LTD.

By:  /s/ Robert Baker

Robert Baker
President

/s/ Eduardo Esteffan

Eduardo Esteffan

/s/ Guillermo Ortiz

Guillermo Ortiz

/s/ Eduardo Aguirre

Eduardo Aguirre

/s/Héctor Olivares

Héctor Olivares

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Schedule 4.14

Property Description

CARRERA PINTO TURKEZA PROJECT
									Initial hect.
Property Name	Location	Property Type	UTM North	UTM East	Registration	Title	Nº	Mine Office	Filed	Net Hectares to P.C.
TURKEZA DOS	Carrera Pinto	Exploration	6.998.500,00	401.500,00	2007	5750	4482	Copiapo	300	300
TURKEZA TRES	Carrera Pinto	Exploration	6.997.500,00	401.500,00	2007	5751	4483	Copiapo	300	230
TURKEZA CUATRO	Carrera Pinto	Exploration	6.998.500,00	403.500,00	2007	5752	4484	Copiapo	300	220
								SUBTOTAL 1		750

CARRERA PINTO COBRIZO PROJECT
									Initial hect.
Property Name	Location	Property Type	UTM North	UTM East	Registration	Title	Nº	Mine Office	Filed	Net Hectares to P.C.
COBRIZO VEINTIUNO	Carrera Pinto	Exploration	6.999.500,00	408.000,00	2007	5753	4485	Copiapo	300	260
COBRIZO VEINTIDOS	Carrera Pinto	Exploration	6.999.500,00	409.500,00	2007	5754	4486	Copiapo	300	240
COBRIZO VEINTITRES	Carrera Pinto	Exploration	7.001.500,00	409.000,00	2007	5755	4487	Copiapo	200	200
COBRIZO UNO 1 al 60	Carrera Pinto	Exploration	7.001.500,00	410.500,00	2007	6054 vta	4750	Copiapo	300	300
COBRIZO DOS 1 al 40	Carrera Pinto	Exploration	7.002.500,00	412.000,00	2007	6055 vta	4751	Copiapo	200	200
COBRIZO TRES 1 al 60	Carrera Pinto	Exploration	7.002.500,00	409.500,00	2007	6056 vta	4752	Copiapo	300	300
COBRIZO CUATRO	Carrera Pinto	Exploration	7.003.500,00	409.500,00	2007	6396	5032	Copiapo	300	200
								SUBTOTAL 2		2,000

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CERRO BLANCO PROJECT
									Initial hect.
Property Name	Location	Property Type	UTM North	UTM East	Registration	Title	Nº	Mine Office	Filed	Net Hectares to P.C.
DON AUGUSTO	Cerro Blanco	Exploration	6.903.500,00	385.000,00	2007	5756	4488	Copiapo	300	300
DON AUGUSTO UNO	Cerro Blanco	Exploration	6.902.500,00	385.000,00	2007	5757	4489	Copiapo	300	300
DON AUGUSTO DOS	Cerro Blanco	Exploration	6.903.000,00	383.000,00	2007	5758	4490	Copiapo	200	200
DON AUGUSTO TRES	Cerro Blanco	Exploration	6.900.500,00	386.250,00	2007	5759	4491	Copiapo	300	60
DON AUGUSTO CUATRO	Cerro Blanco	Exploration	6.900.500,00	385.250,00	2007	5760	4492	Copiapo	300	80
								SUBTOTAL 3		940

CARRIZAL ALTO PROJECT
									Initial hect.
Property Name	Location	Property Type	UTM North	UTM East	Registration	Title	Nº	Mine Office	Filed	Net Hectares to P.C.
CARRIZON UNO	Carrizal Alto	Exploration	6.892.000,00	316.000,00	2007	1063	547	Freirina	200	100
CARRIZON DOS	Carrizal Alto	Exploration	6.894.000,00	315.500,00	2007	1064	548	Freirina	300	250
CARRIZON TRES	Carrizal Alto	Exploration	6.894.000,00	316.500,00	2007	1065	549	Freirina	300	300
CARRIZON CUATRO	Carrizal Alto	Exploration	6.897.000,00	315.700,00	2007	1066	550	Freirina	300	300
CARRIZON CINCO	Carrizal Alto	Exploration	6.897.000,00	316.700,00	2007	1067	551	Freirina	300	200
								SUBTOTAL 4		1150

CARRIZAL ALTO PROJECT
									Initial hect.
Property Name	Location	Property Type	UTM North	UTM East	Registration	Title	Nº	Mine Office	Filed	Net Hectares to P.C.
CARRIZO UNO	Carrizal Alto	Exploration	6.892.500,00	310.000,00	2007	856	419	Freirina	300	40
CARRIZO DOS	Carrizal Alto	Exploration	6.892.500,00	311.000,00	2007	857	420	Freirina	300	40
CARRIZO TRES	Carrizal Alto	Exploration	6.894.500,00	310.500,00	2007	858	421	Freirina	200	80
								SUBTOTAL 5		160
								Total		5,000

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